FT Confluence BDC & Specialty Finance Income ETF (FBDC)
Portfolio of Investments
August 31, 2025 (Unaudited)

Shares	Description	Value
COMMON STOCKS — BUSINESS DEVELOPMENT COMPANIES — 99.7%
	Capital Markets — 99.7%
201,223	Ares Capital Corp.	$4,507,395
73,208	Bain Capital Specialty Finance, Inc.	1,158,151
212,313	Barings BDC, Inc.	2,101,899
122,816	Blackstone Secured Lending Fund	3,680,796
183,014	Blue Owl Capital Corp.	2,624,421
51,972	Capital Southwest Corp.	1,193,277
31,170	Crescent Capital BDC, Inc.	489,681
120,840	FS KKR Capital Corp.	2,204,122
79,790	Goldman Sachs BDC, Inc.	912,798
263,458	Golub Capital BDC, Inc.	3,930,793
241,475	Hercules Capital, Inc.	4,713,592
25,590	Kayne Anderson BDC, Inc.	387,944
81,234	Main Street Capital Corp.	5,385,002
102,501	MidCap Financial Investment Corp.	1,355,063
51,136	Morgan Stanley Direct Lending Fund	926,584
207,175	New Mountain Finance Corp.	2,208,485
54,897	Nuveen Churchill Direct Lending Corp.	877,254
65,854	Oaktree Specialty Lending Corp.	921,956
166,038	Sixth Street Specialty Lending, Inc.	4,059,629
44,594	SLR Investment Corp.	741,152
35,131	Trinity Capital, Inc.	569,122
	Total Common Stocks— Business Development Companies	44,949,116
	(Cost $42,578,654)
MONEY MARKET FUNDS — 0.4%
189,850	Dreyfus Government Cash Management Fund, Institutional Shares - 4.18% (a)	189,850
	(Cost $189,850)

	Total Investments — 100.1%	45,138,966
	(Cost $42,768,504)
	Net Other Assets and Liabilities — (0.1)%	(39,068)
	Net Assets — 100.0%	$45,099,898

(a)	Rate shown reflects yield as of August 31, 2025.

Valuation Inputs
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
• Level 1 – Level 1 inputs are quoted prices in active markets for identical investments.
• Level 2 – Level 2 inputs are observable inputs, either directly or indirectly. (Quoted prices for similar investments, valuations based on interest rates and yield curves, or valuations derived from observable market data.)
• Level 3 – Level 3 inputs are unobservable inputs that may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
A summary of the inputs used to value the Fund’s investments as of August 31, 2025 is as follows:

	Total Value at 8/31/2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks — Business Development Companies*	$ 44,949,116	$ 44,949,116	$ —	$ —
Money Market Funds	189,850	189,850	—	—
Total Investments	$45,138,966	$45,138,966	$—	$—

*	See Portfolio of Investments for industry breakout.